Preferred shares	3 Months Ended
Mar. 31, 2017
Equity [Abstract]
Preferred shares

Preferred Shares

Prior to the consummation of the Business Combination, all of our Predecessor’s outstanding Preferred Shares were purchased at a purchase price of $8.40 per share for an aggregate amount of $353.9 million, which consisted of $239.5 million in face value and $114.4 million of associated PIK dividends. The Preferred Shares issued by our Predecessor were eliminated and extinguished as part of the reverse merger in the Business Combination. The extinguishment is reflected as a non-cash financing activity in the Condensed Consolidated Statements of Cash Flows.

The following summarizes Preferred Shares as of March 31, 2017 and December 31, 2016 ($ in thousands):

	As of March 31,	As of December 31,
	2017	2016
Face value	$—	$239,492
Non-cash PIK Dividends	—	106,459

Net value of the Preferred Shares	$—	$345,951